SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                SUFFOLK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                        [LETTER HEAD OF SUFFOLK BANCORP]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                   March 7, 2003

To Shareholders of Suffolk Bancorp:

Notice is hereby given that the annual meeting of shareholders of Suffolk Bancorp, a New York corporation (the "Company"), will be held at the Suffolk County National Bank, Administrative and Lending Center, Lower Level, 4 West Second Street, Riverhead, New York, on Tuesday, April 8, 2003 at 1:00 P.M. for the purpose of considering and voting upon the following matters:

1. The election of three directors to hold office for a term of three years, such terms to extend until their successors have been duly elected and qualified.

2. The approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2003.

3. Any other business which may be properly brought before the meeting or any adjournment thereof.

                                           By Order of the Board of Directors


                                           DOUGLAS IAN SHAW
                                           Vice President & Corporate Secretary

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

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

                        [LETTER HEAD OF SUFFOLK BANCORP]

                               PROXY STATEMENT FOR
                          ANNUAL MEETING OF SHAREHOLDERS
                                  April 8, 2003

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Suffolk Bancorp, a New York corporation (the "Company"), of proxies to be voted at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 8, 2003 at the Suffolk County National Bank, Administrative and Lending Center, Lower Level, 4 West Second Street, Riverhead, New York. This proxy statement and the form of proxy are first being sent to shareholders on March 7, 2003. Any shareholder executing a proxy that is solicited in this statement has the power to revoke it by giving written notice to the Secretary of the Company at any time prior to the exercise of the proxy.

Proxies will be solicited by mail. They also may be solicited by directors, officers, and regular employees of the Company, as well as those of Suffolk County National Bank (the "Bank"), which is a wholly-owned subsidiary of the Company. They may be solicited, personally, or by telephone or telegraph, but these people will receive no additional compensation for their services. Copies of proxy material will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to the beneficial owners of the Company's common stock. The Company will bear all costs of soliciting proxies.

As of February 28, 2003, there were 11,271,981 shares of common stock, $2.50 par value, of the Company outstanding. Only stockholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the annual meeting. Each shareholder of record on that date is entitled to one vote for each share held.

                              SHAREHOLDER PROPOSALS

Shareholder proposals to be considered at an annual meeting must be submitted in a timely fashion. Shareholder proposals to be considered for inclusion in the proxy statement for the 2004 annual meeting of the shareholders must be received by the Company at its principal executive offices no later than November 7, 2003; any such proposals, as well as any questions about them, should be directed to the Secretary of the Company. Shareholder proposals for the 2004 annual meeting of the shareholders submitted outside of the processes of the SEC's Rule 14a-8 must be, and will be considered untimely unless they are, (a) in the case of nominations for election to the Board of Directors, delivered or mailed to the President of the Company not less than 14 nor more than 50 days prior to the date of the 2004 annual meeting (or no later than the close of business on the 7th day following the date on which notice of the meeting is mailed, if less than 21 days' notice of the 2004 annual meeting is given to shareholders), or (b) in the case of shareholder proposals concerning business other than nominations for election to the Board of Directors, received by the Company at its principal offices, directed to the Secretary of the Company, no later than January 27, 2004 or, if the date of the 2004 annual meeting is more then 30 days earlier or later than April 8, a reasonable time before the Company mails its proxy materials for the 2004 annual meeting.

ITEM 1. ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS (Item 1 on Proxy Card)

The first item to be acted upon at the meeting of shareholders is the election of three directors to hold office for three years, and until their successors shall have been duly elected and qualified.

The By-Laws of the Company provide that the total number of directors may be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at ten. The By-Laws further provide that the directors shall be divided into three classes, as nearly equal as possible, with terms of office of each class expiring at the end of consecutive years.

All proxies that are received by the Board of Directors conferring authority to so vote in the election of directors will be voted FOR the three nominees listed below. Directors shall be elected by a plurality of the votes cast at the meeting. All proxies received will be voted in accordance with their specific instructions. In the event any nominee declines or is unable to serve, the proxies will be voted for a successor nominee designated by the Board of Directors. Each of the three nominees has consented to being named in this proxy statement and to serve if elected, and the Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve, if elected. The other seven members of the Board of Directors, who are listed below, are currently expected to continue to serve on the Board until their respective terms expire. Following is information about the nominees for directors to be elected at this annual meeting of shareholders and the directors of the Company whose terms of office continue after this annual meeting of shareholders of the Company.

            NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                             Shares of
                                                                                                            Common Stock
                                   Position                                         Served as   Present      Owned (3)
                                 and Offices             Business Experience        Director     Term     Beneficially at   % of
Name (1)                Age      With Company          During Past 5 Years (2)        Since     Expires      2/28/2003      Class
---------------------   ---   ------------------   ------------------------------   ---------   -------   ---------------   -----
Nominees for a term of three years:

James E. Danowski        47        Director          Partner, C.P.A., Coughlin,        2002       2003          5,601       0.05%
                                                   Foundotos, Cullen & Danowski,
                                                        L.L.P. (accounting)

Thomas S. Kohlmann       56    President, Chief     Executive Vice President and       1999       2003         50,907       0.45%
                              Executive Officer,   Chief Lending Officer, Suffolk
                                 and Director           County National Bank
                                                        and Suffolk Bancorp

Terence X. Meyer         46        Director         Partner, Meyer, Meyer, Metli       1999       2003          4,877       0.04%
                                                      & Keneally, Esqs. L.L.P.
                                                            (attorneys)

Directors Continuing In Office:

Edgar F. Goodale         49        Director             President, Riverhead           1989       2004         33,258       0.29%
                                                        Building Supply Corp.

Howard M. Finkelstein    72        Director         Partner, Smith, Finkelstein,       1984       2004        119,198       1.06%
                                                   Lundberg, Isler, & Yakaboski,
                                                   L.L.P. (attorneys and general
                                                       counsel for the Bank)

J. Douglas Stark         71        Director        President, Stark Mobile Homes,      1984       2004         85,899       0.76%
                                                    Inc. (manufactured housing
                                                            community)

Susan V.B. O'Shea        53        Director                Managing Partner            2000       2004          5,823       0.05%
                                                       Long Island Commercial
                                                   Industrial Corp. (multi-tenant
                                                       commercial real estate)

Bruce Collins            72        Director           Currently Retired, Former        1994       2005         31,368       0.28%
                                                      Superintendent of Public
                                                   Works Village of East Hampton,
                                                              New York

Joseph A. Deerkoski      68        Director         Consultant, past President,        1987       2005         60,047       0.53%
                                                        Neefus-Stype, Inc.
                                                       (general insurance)

Edward J. Merz           71        Chairman,               Chairman, Chief             1984       2005         64,251       0.57%
                                 and Director        Executive Officer, Suffolk
                                                      County National Bank and
                                                      Suffolk Bancorp Director,
                                                        Intervest Bancshares
                                                            Corporation

(1) All of the nominees and all of the directors continuing in office are also directors of the Bank. Of the nominees and directors continuing in office, only Thomas S. Kohlmann has been an executive officer of the Company in the last fiscal year.

(2) The business experience of each director during the past five years was that typical of a person engaged in the principal occupations for that period listed for each. Each of the directors has held the same or another executive position with the same employer during the past five years.

(3) Included are the following shares in which directors disclaim beneficial ownership: Joseph A. Deerkoski 23,248 shares owned by Patricia B. Deerkoski, wife; Howard M. Finkelstein 26,069 shares owned by Deonne C. Finkelstein, wife.

The primary business of the Company is the operation of Suffolk County National Bank. The directors of the Company met thirteen times during the fiscal year ended December 31, 2002, and its Audit Committee met seven times. The Board of Suffolk County National Bank met thirteen times, the Personnel Committee met twice, and the Nominating Committee met twice during 2002. No director serving currently attended fewer than 75 percent of the meetings of the Board of the Company and its committees, or of the Bank and its committees.

The Boards of the Company and the Bank have standing Audit, Personnel, and Nominating Committees composed as follows:

The Audit Committee consists of Messrs. Terence X. Meyer, Chairman; James E. Danowski; Joseph A. Deerkoski; and Ms. Susan V.B. O'Shea. This committee performs the functions described below under "AUDIT - Report of the Audit Committee." The Board has determined that all of the members of the Audit Committee are independent except Mr. Meyer who is a partner of a law firm that has performed services for Suffolk and its subsidiaries as noted on page 8, "Transactions with Directors" in an amount in excess of that permitted under the applicable standards of NASDAQ on which Suffolk is listed. The Board nonetheless determined that Mr. Meyer's service on the Audit Committee for 2002 and the first quarter of 2003 was required in the best interests of the Company and its stockholders in view of his financial and accounting expertise and knowledge regarding the Company's financial reporting process and internal controls.

The Personnel Committee consists of Messrs. J. Douglas Stark, Chairman; Bruce Collins; Joseph A. Deerkoski; and Howard M. Finkelstein. This committee reviews salaries, benefits, and employment policies of the Company and the Bank at least annually, and makes recommendations to the Board.

The Nominating Committee consists of Messrs. Edgar F. Goodale, Chairman; Thomas
S. Kohlmann; Edward J. Merz; and Joseph A. Deerkoski. This committee is charged with identifying and evaluating candidates for Director to recommend to the full Board for nomination, and with recommending policies concerning service on the Board of Directors.

                                      AUDIT
                          Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by, and meet the experience requirements of, the applicable listing standards of NASDAQ. The Committee operates pursuant to a Charter that was last amended and restated by the Board on May 27, 2002, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements; the Company's accounting and financial reporting principles; and the Company's internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements and related controls, procedures, compliance, and other matters with management and the independent auditors. These discussions inclueded those required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee (i) has also received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect; (ii) has received written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, internal audit, and any other services provided by the auditors; (iii) has considered whether the provision of those services by the independent auditors to the Company is compatible with maintaining the auditor's independence; and (iv) has discussed with the auditors the auditors' independence.

Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

Submitted by: Terence X. Meyer, Chairman of the Committee
              James E. Danowski
              Joseph A. Deerkoski
              Susan V. B. O'Shea

The following aggregate fees were billed by the accountants during 2002:

     $146,760 for audit services for prior fiscal year
     $      0 for financial information systems design and implementation
     $194,500 for all other fees (primarily internal audit and tax work)

The information contained in the Audit Committee Report is not deemed filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating this document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                                  COMPENSATION
                       Report of the Personnel Committee

The Company's Personnel Committee serves as its Compensation Committee. It consists of at least three Directors who are not employees as well as the President and Chief Executive Officer. Members of the Bank's management attend Committee meetings regularly to provide information about personnel policies and programs, along with their cost. Management's participation in this Committee plays an important part in the development and continuation of benefit plans, and in determining appropriate compensation. The Committee holds discussions with management in attendance to ensure that decisions affecting both return to shareholders and the Bank's operations are made diligently. The Committee was established to review, at least annually, the salaries, benefits, and employment policies of the Bank and then make recommendations to the full Board.

                               Compensation Policy

It is the Company's policy to compensate individuals at fair and competitive levels to encourage them to work to the benefit of the shareholders. It is to this end that the Company has established a program that links employees' remuneration to demonstrated and measurable performance goals. These goals are aligned with corporate philosophy and the annual business plan. The performance of an employee is reviewed individually. However, the individual's impact on overall corporate success is also weighed. Leadership and presence in the community are other factors. The Company continues to attract and maintain qualified staff. The Company, through the use of incentives, competitive salaries, and direct ownership, rewards these individuals for their ongoing commitment to our shareholders. Management remains diligent in its pursuit of new and innovative ways to determine compensation.

                           Components of Compensation

The Committee examines three components of compensation annually: base salary, executive incentive (bonus), and long- term incentive. The Company uses base salary ranges for all employees, with the exception of the President and Executive Vice Presidents. The ranges have been determined by regional salary surveys, industry guides, and regional economic conditions. Comparisons to compensation at similar companies are made regularly. Information gained from membership in regional banking organizations also permits valuable comparisons. The Company also participates in comparison surveys conducted by independent consulting firms that provide additional information in return. The second component of executive compensation is the Executive Officer Incentive Program (Bonus). This program rewards key individuals who have contributed successfully to the Company's profitability during the business year. Over the years, differing methods have been used to determine these awards. Recent methods have included a formula based strictly on net earnings, pro-rating by base salary, and ratings based on individual performance and position. Long-term incentives take the form of stock options. The Committee acknowledges the value of using such incentives as they tie the executives' interest to the shareholders'. The purpose of executive compensation, in general, is to provide incentives to increase the net worth of the Company, and ultimately shareholders' wealth. It should be noted that the Company has no long-term contracts in effect for its Executive Officers other than contracts that would become effective only if a change in control of the Company occurs.

                     Compensation of Chief Executive Officer

To assess the appropriate form and amount of compensation, the Committee evaluates the performance of the Company and the C.E.O.'s individual contribution to that performance. In evaluating the Company, the Committee considers return on stockholders' equity, return on assets, the quality and quantity of assets, operating efficiency, growth in earnings and earnings-per-share, and the market price of the Company's common stock. The C.E.O.'s individual performance is evaluated on the basis of the quality of oversight and the development of strategy. The Company's operating results and market performance are compared quarterly to the commercial banking industry as a whole, all banking companies in the New York metropolitan area, all banking companies of similar size nationwide, and selected regional competitors. The C.E.O.'s compensation is compared annually to selected regional competitors operating in the state of New York. The Committee then makes an estimation in awarding base salary, cash bonus, and stock options.

                                   Conclusion

The Committee believes that the compensation awarded to the Company's senior executives is appropriate given the Company's performance and the performance of individual executives.

Submitted by: J. Douglas Stark, Chairman of the Committee
              Bruce Collins
              Joseph A. Deerkoski
              Howard M. Finkelstein

The following table sets forth the cash compensation paid to the person who served as C.E.O. during the fiscal year ended December 31, 2002, and each of the other four highest paid executive officers of the Company whose salary and bonus exceeded $100,000 as accrued for the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                          Annual Compensation               Long-Term Compensation
                                    ------------------------------------------------------------------
                                                                               Awards          Payouts
                                                                       -------------------------------     All
           Name                                                        Restricted                          Other
           and                                          Other Annual     Stock      Options/    LTIP     Compen-
    Principal Position       Year   Salary     Bonus    Compensation    Award(s)      SARs     Payouts    sation
                                     ($)        ($)         ($)           ($)         (#)        ($)      ($)(1)
            (a)              (b)     (c)        (d)         (e)           (f)         (g)        (h)        (i)
----------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann           2002   298,905   100,000       n/a           n/a            --      n/a      4,154
President and                2001   248,200    60,000       n/a           n/a        12,000      n/a      3,984
Chief Executive Officer      2000   225,838    40,000       n/a           n/a        10,000      n/a      3,950

J. Gordon Huszagh            2002   148,292    90,000       n/a           n/a            --      n/a      6,014
Executive Vice President &   2001   121,355    35,000       n/a           n/a         5,000      n/a      5,205
Chief Financial Officer      2000   111,859    25,000       n/a           n/a         3,000      n/a      4,538

Victor F. Bozuhoski, Jr.     2002   179,194    70,000       n/a           n/a            --      n/a      9,371
Executive Vice President     2001   170,006    40,000       n/a           n/a         5,000      n/a      9,153
                             2000   169,131    40,000       n/a           n/a         3,000      n/a      8,362

Robert C. Dick               2002   139,365    75,000       n/a           n/a            --      n/a      4,241
Executive Vice President &   2001   123,247    35,000       n/a           n/a         5,000      n/a      4,051
Chief Lending Officer        2000   118,723    24,352       n/a           n/a           n/a      n/a      3,895

Augustus C. Weaver           2002   159,526    70,000       n/a           n/a            --      n/a      4,150
Executive Vice President &   2001   148,268    40,000       n/a           n/a         5,000      n/a      3,939
Chief Information Officer    2000   142,825    31,026       n/a           n/a         3,000      n/a      3,954
----------------------------------------------------------------------------------------------------------------

(1) Includes above-market or preferential earnings on deferred compensation, and company matching contributions to 401(K) plan.

                          STOCK OPTION AND OTHER PLANS

The Company adopted a 1999 Stock Option Plan for its employees and employees of its subsidiaries which was approved by the shareholders. The Option Plan provides for incentive stock options and non-qualified stock options. Under the Option Plan, options to purchase up to 1,200,000 shares of Common Stock may be issued. As of December 31, 2002, options for 1,141,000 shares remained to be granted. No options were granted in 2002 to the persons named in the summary compensation table. During 2002, executive officers acquired 5,000 shares on exercise for which $89,550 in value was realized. At December 31, 2002, there were 76,400 unexercised options and 49,400 stock appreciation rights outstanding, of which 76,400 and 49,400 had vested and may be exercised, respectively. As of December 31, 2002, the difference between the market value of the Common Stock and the exercise price of vested but unexercised in-the-money options or stock appreciation rights was $1,353,743.

Under the Plan, key employees are granted options to purchase Common Stock of the Company at a price equal to the fair market value of the shares on the date that the option is granted. Almost all of the Company's approximately 400 employees could qualify as key employees. The Personnel Committee of the Board of Directors determines the optionee, the number of shares covered by the options, and the exercise price of options granted under the Plans. When granted, options expire after a time determined by the Personnel Committee, but in no event longer than ten years, or on termination of the employment of the optionee unless the termination resulted from death, disability, or retirement. In those events, the option expires in two years, one year, and three months after termination of employment, respectively. The exercise price may be paid either in cash or by delivery of shares of the Company's Common Stock, valued at the market price. Optionees may also be given stock appreciation rights in connection with the option. The Personnel Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph. Copies of the Plans are available upon shareholder request.

No options were granted during 2002.

                         COMPENSATION PURSUANT TO PLANS

The Company has a defined-benefit pension plan. Other than stock options, it is the only form of contingent remuneration. It is noncontributory and is applicable to all eligible officers and employees after one year of qualified service and attainment of age 21. Annual Retirement Allowance is equal to 1 3/4 percent of Average Compensation times Creditable Service up to thirty-five years, plus 1 1/4 percent of Average Compensation times Creditable Service in excess of thirty-five years (up to five such years), less 0.49 percent of the Final Three Year Average Compensation (limited to Covered Compensation) times Creditable Service up to thirty-five years. "Average Compensation" is the average of compensation during the five consecutive years of employment affording the highest such average. "Covered Compensation" is the average of the Social Security taxable wage base for the thirty-five years ending with the year an individual attains Social Security Retirement Age. Vesting is 100 percent after five years of creditable service from employment. The total pension plan expense for all officers and employees for 2002 was $1,008,237.

The following table presents the estimated retirement benefits payable under the Plan based on selected compensation amounts and years of service, after deducting Covered Compensation. Only those directors who are also executive officers of the Company participate in the Plan.

                 APPROXIMATE ANNUAL RETIREMENT BENEFITS BASED ON
           AVERAGE ANNUAL EARNINGS FOR HIGHEST FIVE CONSECUTIVE YEARS

--------------------------------------------
                 Years of Creditable Service
Annual Average   ---------------------------
Compensation       15       25        35
--------------------------------------------
  $ 50,000       10,226   17,043    23,860
   100,000       23,351   38,918    54,485
   150,000       36,476   60,793    85,110
   200,000       44,351   73,918   103,485
   250,000       44,351   73,918   103,485
   300,000       44,351   73,918   103,485
--------------------------------------------

The single plan maximum benefit limit under Internal Revenue Code Section 415 as of January 1, 2002, $160,000 ($156,097 under the Normal Form of Payment for a Single Participant), is reflected in the benefits. The maximum annual compensation allowed under a qualified plan, $180,000 for 2002, is also reflected in the calculations.

                           YEARS OF CREDITABLE SERVICE

-------------------------------------------------------------------------------------------------------------
     Name of Officer                   Capacities In Which Served                 Years of Creditable Service
-------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann         President & Chief Executive Officer                                  10
J. Gordon Huszagh          Executive Vice President & Chief Financial Officer                   19
Victor F. Bozuhoski, Jr.   Executive Vice President                                             36
Robert C. Dick             Executive Vice President & Chief Lending Officer                     22
Augustus C. Weaver         Executive Vice President & Chief Information Officer                 15

                    BENEFICIAL INTEREST OF EXECUTIVE OFFICERS
                             as of February 28, 2003

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total***     % of Fully
                                                                              Shares   Vested      Owned        Diluted Shares
          Name                            Position Held                        Owned   Options   Beneficially    Outstanding
------------------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann         President & Chief Executive Officer                12,707    38,200      50,907           0.45%
J. Gordon Huszagh          Executive Vice President & Chief Financial          4,183    13,500      17,683           0.16%
                           Officer
Victor F. Bozuhoski, Jr.   Executive Vice President                           28,953        --      28,953           0.25%
Robert C. Dick             Executive Vice President & Chief Lending Officer    4,131     7,500      11,631           0.10%
Augustus C. Weaver         Executive Vice President & Chief Information        4,006    21,700      25,706           0.23%
                           Officer
------------------------------------------------------------------------------------------------------------------------------

                                    *** including options currently exerciseable

Directors and executive officers of the Company and the Bank, who as a group total fifteen, own beneficially 545,202 shares of common stock or 4.80 percent of the fully diluted shares of the company outstanding as of February 28, 2003.

                              EMPLOYMENT CONTRACTS

The Company has entered into agreements with fifteen employees, including Messrs. Bozuhoski, Dick, Huszagh, Kohlmann, Merz, and Weaver. These agreements provide for certain benefits in the event that the employee is terminated involuntarily within three years of a "change of control" of the Company. It also provides benefits if the employee leaves voluntarily within three years of a "change of control" if there has been a material change in the employee's salary, function, duties, or responsibilities that causes the employee's position to be of less dignity, responsibility, importance, or scope than it was immediately before the "change of control." It further applies if there is a significant change in geographic location of the employee's place of employment. Under the agreements, a "change of control" occurs if (i) any individual, entity, or group acquires 25 percent or more of the Company's common stock or the outstanding voting securities of the Company;
(ii) the current directors of the Company and directors approved in the future by a majority of the current directors and their approved successors ("Incumbent Directors") cease to comprise a majority of the directors of the Company; (iii) there is a reorganization, merger, or consolidation of the Company or sale or other disposition of all the Company's assets; or (iv) the shareholders of the Company approve its liquidation or dissolution. An acquisition by a corporation otherwise described in (i) above and the events described in (iii) above do not comprise a "change of control" when or if (a) the holders of 60 percent of the Company's common stock and voting securities own substantially the same proportion of common stock and voting securities of the corporation resulting from such event; (b) no person, entity, or group owns 25 percent or more of the common stock or voting securities of the resulting corporation except one who did not own more than 25 percent before the event; and (c) a majority of the directors of the board of the resulting corporation are currently incumbent directors or are incumbent directors at the time of the action by the board approving the event. After an event of termination following a change in control, an employee shall be entitled to a monthly payment in the amount of his or her monthly rate of salary immediately before the " event of termination," plus one-twelfth of all bonuses paid to the employee in the twelve preceding months. In addition, the employee shall be entitled to receive the Company's health benefits during the benefit period. The payments and benefits shall continue for up to thirty-six months. These payments and benefits will be reduced by the amount of salary and benefits the employee receives from other employment during the benefit period. The agreements are effective for any "change of control" taking place prior to January 1, 2005.

                             DIRECTORS' COMPENSATION

With the exception of directors' fees described below, directors of the Company are not compensated in any way for their services. All directors of the Bank receive an annual fee of $20,800 for their services. All directors of the Bank, except Messrs. Kohlmann and Merz, also receive $1,250 for four meetings during the month of service on the Finance Committee and $800 per meeting of any other committee of which each may be a member. Mr. Merz, as Chairman, receives a stipend of $75,000 per annum, as well as standard employee benefits.

The Company maintains a Directors' Deferred Compensation Plan, under which a director may defer receipt of his fees as a director of the Bank until retirement or age 72, termination of service, or death. During the deferral period, amounts deferred earn interest at 1 percent less than the prime rate.

Upon the merger of Hamptons Bancshares, Inc. into Suffolk Bancorp, the Company assumed the retirement plan for the directors of Hamptons Bancshares, Inc., which had been established in 1988, and covered ten directors who had served for at least seven consecutive years, including Mr. Collins. These directors, upon attaining age 70, receive a benefit of $833 per month payable for 120 months, and for which the Company contributes the sum of $8,000 per month.

         TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS, AND ASSOCIATES

Some of the nominees, directors continuing in office, and executive officers of the Company, as well as members of their immediate families and the corporations, organizations, trusts, and other entities with which they are associated, are also customers of the Bank in the ordinary course of business. They may also have taken loans from the Bank of $60,000 or more. It is anticipated that these people and their associates will continue to be customers of, and indebted to, the Bank in the future. All such loans, however, were made in the ordinary course of business, did not involve more than normal risk of collectibility, or present other unfavorable features. They were made on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons, including interest rates and collateral. At present, none of these loans to nominees, directors, executive officers, or their associates is non-performing.

Other than normal relationships as customers or by virtue of position or ownership in the Company, none of the directors or officers of the Company or their associates now maintains, or has maintained, any significant business or personal relationship with the Company or the Bank during 2002, except for the following. The law firm of Smith, Finkelstein, Lundberg, Isler & Yakaboski, L.L.P., of which Director Finkelstein is a partner, has been employed by the Bank as general counsel and was paid $299,256 for legal services. It is anticipated that the Bank will employ this law firm in the future. The law firm of Meyer, Meyer, Metli, & Keneally, L.L.P., of which Director Meyer is a partner, has been employed to represent the Bank in real-estate closings and was paid $234,448 for legal services. It is anticipated that the Bank will employ this law firm in the future. Management and the Board of Directors of the Company have determined that these amounts are fair and competitive for the services provided.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

To the knowledge of the Company, the table below presents the total number of shares and percent beneficially owned by shareholders who own more than 5 percent of the Company's common stock as of February 28, 2003.

                      Name and Address of          Amount, Nature and Percent
Title of Class         Beneficial Owner         of Beneficial Ownership of Class
--------------    --------------------------    --------------------------------

Common Stock      Private Capital Management               1,122,603
                      3003 Tamiami Trail
                    Naples, Florida 34103                       9.95%

            COMPARISON OF CUMULATIVE TOTAL RETURN OF SUFFOLK BANCORP,
                     INDUSTRY INDEX, AND BROAD MARKET INDEX

The following chart and table compare the total return to shareholders of Suffolk Bancorp with National Banks, and the NASDAQ Composite Index, both of which include Suffolk Bancorp.
--------------------------------------------------------------------------------

                    ASSUMES $100 INVESTED ON JANUARY 1, 1998
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2002

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Comparison of Cumulative Total Return of Suffolk Bancorp,
                        Industry Index, and Broad Market
                                     (in $)
-------------------------------------------------------------------------------
                  1/1/98   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
-------------------------------------------------------------------------------
Suffolk Bancorp   100.00     95.52      93.62     113.27     205.40     243.28
-------------------------------------------------------------------------------
National Banks    100.00    107.97      91.76     106.20     107.45      98.38
-------------------------------------------------------------------------------
NASDAQ            100.00    141.04     248.76     156.35     124.64      86.94
-------------------------------------------------------------------------------

ITEM2.    APPROVAL OF INDEPENDENT AUDITORS
          (Item 2 on Proxy Card)

The Audit Committtee recommended and the Board of Directors has selected Grant Thornton, L.L.P., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2003, and recommends that shareholders vote for ratification of the appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that the change would be in the best interests of the Company and its shareholders. In the event shareholders vote against ratification, the Board will reconsider its selection.

Representatives of Grant Thornton, L.L.P. are expected to be present at the annual meeting of the shareholders. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required for approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2003.

The Board of Directors recommends a vote FOR this proposal, which is Item 2 on the proxy card.

Abstentions and broker 'non-votes' are counted as present and entitled to vote for purposes of determining a quorum, but are not treated as votes cast at the meeting. Accordingly, abstentions and broker non-votes will not be counted for purposes of determining the outcome of any of the proposals to be voted on.

Except as otherwise required by statute or by the certificate of incorporation which requires the affirmative vote of 70% or more, directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. All other corporate action shall be authorized by a majority of the votes cast.

                            FILING OF S.E.C. REPORTS

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers, directors, and persons who beneficially own more than 10 percent of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by S.E.C. regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during 2002 its executive officers, directors, and beneficial owners of more than 10 percent of the stock complied with all applicable filing requirements of Section 16(a).

                                  OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

Date: March 7, 2003

                                   By Order of the Board of Directors


                                   DOUGLAS IAN SHAW
                                   Corporate Secretary

                                   Appendix A

                                 Suffolk Bancorp
                               Board of Directors
                      Examination & Audit Committee Charter
                              Adopted May 27, 2002

      The Examination & Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

      The members of the Examination & Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers (NASD). A director will be deemed independent if he or she meets the definition of an "independent director" set forth in NASD Rule 4200. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall otherwise have the qualifications set forth for all audit committee members in NASD Rule 4460 (d) (2) (A). In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise. The Board, at its annual organizational meeting, shall appoint the members of the Examination & Audit Committee based on the recommendation of the Nominating Committee. They shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

      The Examination & Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Examination & Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Examination & Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

      The Examination & Audit Committee shall make regular reports to the Board.

      The Examination & Audit Committee, to the extent it deems necessary or appropriate, shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the selection, application and disclosure of critical accounting policies and analyses of the effect of alternative assumptions, estimates or methods on the Company's financial results.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Review regularly, with management and with the independent auditor, the Company's external financial reports (including earnings releases, reports to the Securities and Exchange Commission on Form 10-K and Form 10-Q, and reports to shareholders since the previous quarterly meeting of the Committee) and the quality of the Company's accounting principles as applied therein [see no. 26]

6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Periodically consult with the independent auditor, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements.

8. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

9. Review with the independent auditor, the internal audit director and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time after the implementation of such changes or improvements, as decided by the Committee.

10. Recommend to the Board the appointment or replacement of the independent auditor, which firm is ultimately accountable to the Examination & Audit Committee and the Board.

11. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. The Examination & Audit Committee shall obtain and review (a) the resumes of the key partners and managers, (b) a description of the quality control procedures the firm has established and (c) a report from the firm describing any material issues raised by the most recent quality control review of the firm and describing the steps the firm has taken to deal with any reported problems. This review shall be performed annually and reflected in the minutes of the Committee and reported to the full Board.

12. Approve the fees to be paid to the independent auditor for audit services. The Committee shall consider the size of the audit fee as a way to monitor whether the scope of the work is sufficient. The Examination & Audit Committee shall compare the fees disclosed in the proxy statements of peer group companies.

13. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

14. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Examination & Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

15. Evaluate together with the Board the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

16. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

17. Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

18. Review activities, organizational structure and qualifications of the internal audit department. Review the appointment and replacement of the senior auditing executive.

19. Review the regular internal audit reports to management prepared by the internal auditing department, as well as management's response. All unresolved items from prior audits shall be included in this review. Unresolved items shall include violations of regulations, violations of institutional policy, and best practice recommendations that were to be adopted after presentation to the Committee. The Committee shall seek assurance that all best practice recommendations are submitted during formal Committee meetings and not eliminated prior thereto.

20. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

21. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

22. Obtain reports from management, the Company's director of internal auditing and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosures of insider and affiliated party transactions.

23. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit

24. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

25. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

      (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

      (b)   Any changes required in the planned scope of the internal audit.

      (c)   The internal audit department responsibilities, budget and staffing.

26. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

27. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

28. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

29. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

30. Meet at least four times annually, or more frequently as circumstances dictate. As part of its commitment to foster open communications, the Committee shall meet periodically with the chief financial officer, the director of the internal auditing department and the Company's independent auditors in separate executive sessions.

      While the Examination & Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Examination & Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor.

                       This page left blank intentionally.

                                 SUFFOLK BANCORP
            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS-APRIL 8,2003
           This Proxy is solicited on Behalf of the Board of Directors

      The undersigned hereby appoint(s) BARBARA A. SCESNY and DAVID A. KANDELL as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the matters shown on the reverse side in the manner directed, and upon any other matter which may properly come before the meeting, all shares of common stock of Suffolk Bancorp held on record by the undersigned on February 28, 2003 at the annual meeting of shareholders to be held on April 8, 2003, or any adjournment thereof. The undersigned hereby revokes any proxy given.

                  (Continued and to be signed on reverse side)

                         Please date, sign and mail your
                      Proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                                 SUFFOLK BANCORP

                                  April 8, 2003

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

     Please mark your vote as in this example

FOR       WITHOLD                                                               FOR
                                                                                AGAINST
                                                                                ABSTAIN
1. The election of                               Nominees:            2. The Approval of the Board of Directors
   three directors to                            James E. Danowski       selection of Grant Thornton, L.L.P.
   hold office for a                             Thomas S. Kohlmann      independent public accountants for the
   term of three years, ending April 11, 2006.   Terence X. Meyer        fiscal year ending December 31, 2003.

(INSTRUCTION: To withhold authority to vote
for any individual nominee, write such name
or names in the space provided below.)                                3. Any other business which may be
                                                                         properly bought before the
                                                                         meeting or any adjournment thereof.

--------------------------------------------------------------------------------
PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY MEETING BY GIVING WRITTEN NOTICE TO THE AT THE SECRETARY OF THE COMPANY.

I will                I will not
attend the            attend the
meeting               meeting

SIGNATURE                                        DATE:                      2003
          --------------------------------------       --------------------
SIGNATURE                                        DATE :                     2003
          --------------------------------------       --------------------
          (signature if held jointly)
NOTE: (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly each joint owner should sign.)

--------------------------------------------------------------------------------